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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 15, 2000


                     Performance Technologies, Incorporated
             (Exact name of registrant as specified in its charter)


         Delaware                  0-27460                  16-1158413
(State or other jurisdiction      (Commission              (IRS Employer
 of incorporation)                 File Number)           Identification No.)


                 315 Science Parkway, Rochester, New York 14620
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (716) 256-0200



(Former name or former address, if changed since last report.)


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Item 5.        Other Events.

         On May 24, 2000, a class action lawsuit was filed against the corporation, as well as several of its officers and directors, alleging violations of Federal securities laws. Based on the facts presently known, Performance Technologies considers these claims to be without merit and intends to mount a vigorous defense against these allegations.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PERFORMANCE TECHNOLOGIES, INCORPORATED


Date: June 15, 2000                         By:  /s/ Donald L. Turrell
                                      ------------------------------------------
                                            Donald L. Turrell
                                            Chief Executive Officer



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                                INDEX TO EXHIBITS


(1)     Underwriting agreement

        Not Applicable.

(2)     Plan  of  acquisition,   reorganization,   arrangement,  liquidation  or
        succession

        Not Applicable.

(4)     Instruments   defining  the   rights  of   security  holders,  including
        indentures

        Not Applicable.

(16)    Letter re change in certifying accountant

        Not Applicable.

(17)    Letter re director resignation

        Not Applicable.

(21)    Other documents or statements to security holders

        Not Applicable.



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\TRANSM\FORM8K.ADV
(24)    Consents of experts and counsel

        Not Applicable.

(25)    Power of attorney

        Not Applicable.

(27)    Financial Data Schedule

        Not Applicable.

(99)    Additional Exhibits

        None.